UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 8, 2008
Javelin Pharmaceuticals, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-32949	88-0471759

(State or other	(Commission	(I.R.S. Employer
jurisdiction of	File Number)	Identification No.)
incorporation)

125 CambridgePark Drive, Cambridge Massachusetts	02140

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code (617) 349-4500
N/A
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.
     On May 8, 2008, Javelin Pharmaceuticals, Inc. (the “Company”) entered into a Placement Agency Agreement with Leerink Swann LLC and Riverbank Capital Securities, Inc., as co-placement agents (the “Placement Agents”), relating to the proposed registered direct offering (the “Offering”) to select investors (the “Investors”) of 11,423,107 shares (the “Shares”) of the common stock, par value $0.001 per share, of the Company. A copy of the Placement Agency Agreement is filed as Exhibit 1.1 to this Current Report on Form 8-K and incorporated herein by reference, and the description of the material terms of the Placement Agency Agreement is qualified in its entirety by reference to such exhibit.
     In connection with the Offering, on May 8, 2008, the Company also entered into subscription agreements with certain institutional investors relating to the sale of the Shares. The Investors have agreed to purchase the Shares for a negotiated price of $2.41 per share of common stock purchased, which was the closing price of the common stock on the American Stock Exchange on May 7, 2008. A copy of the form of subscription agreement is filed as Exhibit 10.1 to this report and incorporated herein by reference. The description of the material terms of the subscription agreement is qualified in its entirety by reference to such exhibit.
     The closing of the Offering is expected to take place on or about May 13, 2008, subject to the satisfaction of customary closing conditions.
     The Shares are being offered and sold pursuant to a prospectus dated February 12, 2008 and a prospectus supplement dated May 8, 2008, pursuant to the Company’s previously effective shelf registration statement on Form S-3 (Registration No. 333-149090).
     The legal opinion and consent of Pryor Cashman LLP relating to the Shares is filed as Exhibit 5.1 to this Current Report and incorporated herein by reference.
     The net proceeds from the sale of the Shares, after deducting the fees of the Placement Agents and other offering expenses, will be approximately $25.7 million. The Company will pay the Placement Agents a fee equal to approximately $1.4 million, and will pay estimated expenses related to the Offering equal to approximately $462,000. The Company’s press release dated May 8, 2008 announcing its agreement to sell the Shares is filed as Exhibit 99.1 to this Current Report and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description

1.1	Placement Agency Agreement, dated May 8, 2008, between and among Javelin Pharmaceuticals, Inc., Leerink Swann LLC and Riverbank Capital Securities, Inc.

5.1	Opinion of Pryor Cashman LLP.

10.1	Form of Subscription Agreement.

23.1	Consent of Pryor Cashman LLC (included as part of Exhibit 5.1).

99.1	Press release of Javelin Pharmaceuticals, Inc., dated May 8, 2008.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JAVELIN PHARMACEUTICALS, INC.

By:	/s/ Martin J. Driscoll
Name:	Martin J. Driscoll
Title:	Chief Executive Officer
Dated: May 8, 2008

EXHIBIT INDEX

Number	Document

1.1	Placement Agency Agreement, dated May 8, 2008, between and among Javelin Pharmaceuticals, Inc., Leerink Swann LLC and Riverbank Capital Securities, Inc.

5.1	Opinion of Pryor Cashman LLP.

10.1	Form of Subscription Agreement.

23.1	Consent of Pryor Cashman LLC (included as part of Exhibit 5.1).

99.1	Press release of Javelin Pharmaceuticals, Inc., dated May 8, 2008.